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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2003



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     001-15181                  04-3363001
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 5. OTHER EVENTS

     Our Form 10-K for the year ended December 29, 2002 included non-GAAP financial measures as defined under Regulation G promulgated by the Securities and Exchange Commission. We will shortly be filing a registration statement on Form S-3 which incorporates that Form 10-K by reference. Accordingly, as required under Regulation G, we are providing in Exhibit 99.1 to this current report data which reconcile those non-GAAP financial measures to their most directly comparable GAAP measures.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c) Exhibits

           99.1 Reconciliation of non-GAAP financial measures to GAAP equivalents.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fairchild Semiconductor International, Inc.

Date: July 23, 2003                       /s/ Robin A. Sawyer
                                          -----------------------------------
                                          Robin A. Sawyer
                                          Vice President, Corporate Controller
                                          (Principal Accounting Officer and
                                          Duly Authorized Officer)